EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

SHARE PLEDGE AGREEMENT
股权质押协议

This Share Pledge Agreement (hereinafter “this Agreement”) is entered into on the day of January 31, 2013 by the following parties:
本股权质押协议(以下简称“本协议”)由下列各方(以下简称“协议各方”)于 年___月___日在_____签订：

Party A： Tianjin Xunna Information Technology Ltd. (hereafter referred to as “Pledgee”)
甲方：天津讯纳信息技术咨询有限公司（以下简称“质权人”）
Address：R 102-16, No. 1 Yijing Road, Dongli Economic Development Zone, Tianjin
地址：天津市东丽经济开发区一经路1号102-16

Party B：(hereafter referred to as “Pledgors”)
乙方：（以下简称“出质人”）

Fu Jiaxing 富嘉兴
ID（身份证号码）：210106196512243832
Address（联系地址）：2-3-1, No. 118-2 of Heping South St, Heping District, Shenyang City
地址：沈阳市和平区和平南大街118-2号2-3-1

Tian Honglin 田洪林
ID（身份证号码）：230105196706030314
Address（联系地址）：R1，7/F, Unit808-1, Honghe Community, No.791 Hongqi St., Daowai District, Harbin City
地址：哈尔滨市道外区红旗大街791号红河小区808栋1单元7楼1门

Party C： Xunna Network Sci-Tech (Beijing) Co., Ltd. ( hereafter referred to  “the Company”)
丙方：讯纳网络科技（北京）有限公司（以下简称“讯纳网络”）
Address：R2611-15，,22/F, Bld. 2-28, No.2 Fufeng Road, Fengtai District, Beijing
地址：北京市丰台区富丰路2号2-28幢22层2611-15室

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

WHEREAS：
鉴于：

1.	The Party A, the Pledgee, is a wholly-owned foreign enterprise registered in the People’s Republic of China (hereinafter “PRC”) 质权人系一家在中华人民共和国境内注册合法成立并有效存续的外商独资企业。

2.	Party C is a Limited Liability Company registered in accordance with the laws and regulations of PRC. 丙方是一家在中国注册成立的有限责任公司。

3.
The Pledgors hold shares of Party C. The Company has registered capital of RMB 2,000,000. The subscribed capital contribution of Fu Jiaxing is RMB 1,800,000, accounting to 90% of the total amount of contribution. The subscribed capital contribution of Tian Honglin is RMB 200,000, accounting to 10% of the total amount of contribution.
出质人各方持有丙方的权益。讯纳网络注册资本为200万元，富嘉兴认缴出资180万元，占出资总额的90%。田洪林认缴出资20万元，占出资总额的10%。

4.
Party A, B and C executed a “Technology Consulting and Service Agreement” (hereinafter “Exclusive Technology and Business Consulting Service Agreement” or “Service Agreement”), Call Option Agreement and Proxy Agreement on January 31, 2013.
质权人、出质人各方与丙方于 年___月___日签订了《独家技术咨询和服务协议》、《股权转让期权协议》以及《投票权委托协议》。

5.
In order to ensure that Pledgors will perform their obligations under the Service Agreement and the Pledgee can normally collect the Technology Consulting Service Fees from the Pledgors, the Pledgors agree to jointly and severally pledge all their shares in Party C as a security for the performance of the aforesaid agreements. The Pledgee is Party A.
为了保证质权人从出质人所拥有的丙方的正常收取独家技术咨询和服务协议项下的服务费，以及保证独家技术咨询和服务协议、期权协议以及投票权委托协议的履行，出质人分别及共同以其在丙方中拥有的全部股权作为前述协议的质押担保，质权人为甲方。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:
据此，协议各方经过友好协商，本着平等互利的原则，达成如下协议以资遵守：

1.	Definition 定义 Unless otherwise provided in this Agreement, the following terms shall have the following meanings: 除非本协议另有规定，下列词语应按如下定义解释：

1.1	“Pledge”: refers to the full content of Article 2 hereunder. 质权：指本协议第二条所列的全部内容。

1.2	“Shares”: refers to 100% shares in the Company legally held by the Pledgors and all current or future rights or benefits based on such shareholding. 股权：指出质人共同合法持有的其在丙方的100%股权以及基于该等股权而享有的所有现时和将来的权利和利益。

1.3	“Principal Agreements”: refers to Technology Consulting Service Agreement, Call Option Agreement and the Proxy Agreement. 各协议：指独家技术咨询和服务协议、期权协议以及投票权委托协议。

1.4	“Event of Default”: refers to any event in accordance with Article 7.1 hereunder. 违约事件：指本协议第七条所列的任何情况。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

1.5	“Notice of Default”: refers to the notice of default issued by the Pledgee in accordance with this Agreement. 违约通知：指质权人根据本协议发出的宣布违约事件的通知。

2.	Pledge 质押

2.1	The Pledgors agree to pledge their shares in the Company to the Pledgee as securities for their obligations under the Principal Agreement. 出质人以其在丙方中拥有的全部股权质押给质权人，作为各协议项下质权人权益的担保。

2.2	The scope of the Pledge under this Agreement covers the obligations of the Pledgors and any fees occurred under Principal Agreements. 本协议项下股权质押所担保的范围为出质人在各协议项下所应当向质权人承担的各项义务及由此产生的任何费用。

2.3
Pledge under this Agreement shall refer to the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the shares held by Pledgor.
本协议项下的质权是指质权人所享有的，以折价、拍卖、变卖出质人质押给质权人的股权而所得价款优先受偿的权利。

2.4
Unless the Pledgee consent in writing otherwise, Pledge shall take effect until the obligations under the Principal Agreements have been fully performed. If Party C or the Pledgors cannot fulfill all or part of the obligations under the Principal Agreements at the time when the term of those agreements expires, the Pledgee shall be still entitled to the pledge under this Agreement, until all the aforesaid obligations have been fully performed.
除非本协议生效后质权人另行明确书面同意，否则，仅当丙方及出质人已适当地履行完毕其在各协议项下的全部义务，本协议项下的质押方可解除。若丙方或出质人在各协议规定的期限届满时，仍未完全履行其在该等协议项下义务的全部或任何部分，质权人仍享有本协议所规定的质权，直至上述有关义务和责任完全履行完毕。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

3.	Effectiveness and Term 生效

3.1	The agreement is concluded and effective as of the date first set forth above. 本质押协议自协议各方签字盖章之日即成立并生效。

3.2
During the term of the Pledge, the Pledgee may exercise the right to dispose of the pledged shares in accordance with this Agreement after the issurance of the Notice of Default in the event that Pledgors do not perform their obligation under the Principal Agreement and Party C fails to pay exclusive technology consulting service fee in accordance with the Technology Consulting Service Agreement.
质押过程中，如丙方未按独家技术咨询和服务协议交付服务费，或未履行投票权委托协议、独家技术咨询和服务协议或期权协议项下的任何条款，在合理通知之后，质权人有权按本协议的规定行使质权。

4.	Physical Possession of the Documents 质权凭证的占有和保管

4.1
During the term of Pledge under this Agreement, the Pledgors shall submit to the Pledgee’s custody of the Shareholder list of Party C and record the Pledge on the list within 5 days after the execution of this Agreement.
出质人应在本协议的签订后五日内将本协议所约定的出质事项记载于丙方股东名册，并交付甲方。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

4.2
If any information on the certificate of pledge has changed, the Pledgors and the Pledgee shall revise the information on the certificate within 5 business days after the change. 质押记载事项发生变化，依法需进行变更记载的，质权人与出质人应在记载事项变更之日起五个工作日内作相应变更记载。

4.3	The Pledgee shall be entitled to collect the dividends generated by the shares during the term of Pledge. 股权质押期间，质权人有权收取丙方分配的红利。

5.
Representation and Warranty of Pledgors
出质人的声明和保证

The Pledgor represents and warrants as the following, and confirms that the Pledgee signs and performs this Agreement conditional upon the following representations and warranties:
出质人在签署本协议时向质权人做出如下陈述与保证，并确认质权人系依赖于该等陈述与保证而签署和履行本协议：

5.1	The Pledgors are the legal owners of the shares pledged. 出质人合法持有本协议项下的股权，并有权以该等股权向质权人提供质押担保。
5.2
During the term of Pledge in accordance with Article 2.4 of this Agreement, whenever Pledgee exercises its right with respect to the Pledge in accordance with this Agreement, there shall not be any intervention or lawful claims from any other parties.
自本协议签署之日起至质权人根据本协议第2.4款的规定享有质权的期间内，在任何时候，一旦质权人根据本质押协议行使质权人的权利或实现质权时，不应有来自任何其他方的合法权利要求或正当干预。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

6.	Promises of Pledgors 出质人的承诺

6.1	During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall:
在本协议存续期间，出质人向质权人承诺，出质人将：

6.1.1
Not transfer or assign the shares, create or permit to create any pledges or encumbrances that may affect the rights or benefits of the Pledgee without prior written consent of the Pledgee;
除根据质权人的要求向质权人或质权人指定的人转让股权外，未经质权人事先书面同意，不得转让股权，不得设立或允许存在任何可能影响质权人权利和利益的质押等任何其他权利负担或任何形式的第三人担保权益；

6.1.2
Comply with the provisions of all laws and regulations applicable to the Pledge, and within 5 business days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and act upon Pledgee's reasonable request; and
遵守并执行所有有关适用的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五个工作日内向质权人出示上述通知、指令或建议，并按照质权人的合理指示作出行动；和

6.1.3
Promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on Pledgee's rights to the Shares or any portion thereof, as well as promptly notify Pledgee of any event or notice received by Pledgee that may have an impact on any   obligations of Pledgor arising in connection with this Agreement and ac upon reasonable instructions by Pledgee.
将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何义务、或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的相关通知及时通知质权人，并按照质权人的合理指示作出行动。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

6.2
Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to Pledge shall not be interrupted or harmed by Pledgor or any successors or representatives of Pledgor or any other persons.

出质人同意，质权人按本协议之条款行使质权人的权利，不应受到出质人或出质人的承继人或受让人或任何其他人的中断或妨害。
6.3
The Pledgors hereby warrants to the Pledgee that in order to protect or perfect the security for the performance of obligations under the Principal Agreement by Pledgors and /or Party C, the Pledgors shall execute in good faith and cause other parties who have interests in the pledge to execute all the title certificates, contracts required by the Pledge, and need necessary amendments to Party C’s article of association (if applicable) and/ or shall perform and shall cause other         parties who have interest in the Pledge to perform actions required by         Pledgee, and facilitate the exercise by Pledgee of its rights granted thereto by this Agreement, execute all relevant documents that modify share certificates with Pledgee or designee(s) of Pledgee, and shall provide to Pledgee all relevant document regarding Pledge within a reasonable time.
出质人向质权人保证，为保护或完善本协议对各协议项下出质人和/或丙方义务的担保，出质人将对丙方的章程进行一切必要的修改（如适用），诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约、和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为质权人行使质权提供便利，与质权人或其指定的任何第三方签署所有的有关股权证书的变更文件，在合理期间内向质权人提供其认为需要的所有有关质权的文件。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

6.4
Pledgor hereby warrants to Pledgee that for Pledgee's interest, Pledgor         shall comply with and perform all guarantees, promises, agreements,         representations and conditions under this Agreement.
出质人向质权人保证，为了质权人的利益，出质人将遵守、履行所有的保证、承诺、协议及陈述。

7.	Event Of Default 违约事件

7.1	The following events shall be regarded as the Events of Default:

7.1.1
Party C, its successors and assignees fail to pay on time for amount payable under Principal Agreement or Pledgor, its successors and assignees fail to perform any obligations under Principal Agreement;

丙方或其承继人或受让人未能按期足额支付各协议项下的任何应付款项，或出质人或其承继人或受让人未能履行其在各协议项下的义务；
7.1.2
Any representation or warranty by Pledgor in Article 6 of this Agreement contains material misrepresentations or errors, and/or   Pledgor violates any of the warranties in Article 6 of this Agreement.
出质人在本协议第6条所作的任何声明、保证或承诺有实质性的误导或错误，和/或出质人违反本协议第6条的声明、保证或承诺；

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

7.1.3	The Pledgor gross breaches the terms or conditions herein; 出质人严重违反本协议的任何条款；
7.1.4
Except the provisions of 6.1.1, the Pledgor waives the pledged shares or transfers or assigns the shares pledged without prior written consent from the Pledgee;
除本协议第6.1.1款的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让出质的股权。

7.2
The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or find out the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in   Section 7.1.
如知道或发现上述第7.1款所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

7.3
Unless the Event of Default under Article 7.1 herein has been resolved to the Pledgee’s satisfaction, the Pledgee, at any time when the Event of default happens or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the outstanding service fees under the Service Agreement and other amount payables or perform its obligations under Principal Agreement. If Party C or Pledgors do not take necessary remedial measures within 10 after the issuance of notice of default, the Pledgee can exercise the Pledge right in accordance with Article 8 herein.
除非本第7.1款所列的违约事项已在质权人感到满意的情况下获得完满解决，否则质权人可在出质人违约事项发生时或发生后的任何时间以书面形式向出质人发出违约通知，要求出质人和/或丙方立即支付独家技术咨询和服务协议项下的欠款及其他应付款项，或者及时履行各协议。如在发出该等书面通知之日起十日内，出质人或丙方未及时纠正其违约行为或采取必需的救济行为，则质权人有权按本协议第8条的规定行使质权。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

8.	Exercise of the Pledge 质权的行使

8.1
Prior to the full repayment of amounts payable and the performance of all obligations under Principal Agreements, the Pledgor shall not transfer or assign the pledged shares without written approval from the Pledgee.

在各协议项下的费用和义务尚未全部履行前，未经质权人书面同意，出质人不得转让股权。
8.2	The Pledgee shall give a notice of default to the Pledgors when exercises the right of Pledge according to 7.3 of this Agreement. 质权人行使质权时应按照本协议第7.3款的规定向出质人发出违约通知。
8.3	Subject to Article 7.3, the Pledgee may exercise the right of Pledge at any time after the issuance of notice of default in accordance with Article 7.3.
受限于第7.3款的规定，质权人可在按第7.3款发出违约通知之后的任何时间里行使质权。
8.4
Pledgee shall have the right to be compensated with the conversion  price of the Shares under this Agreement in part or in whole, in   accordance with legally mandated procedures, or compensate on a preferential basis of prices of such shares with auction or sale, until all outstanding consulting service fees and all other outstanding payments under the Principal Agreement have been paid off and all obligations under Principal Agreement have been performed.
质权人有权按照法定程序以本协议项下的全部或部分股权折价，或以拍卖、变卖该股权的价款优先受偿，直到将各协议项下的未支付的服务费、借款和其他一切应付款项抵偿完毕、以及各协议全部履行完毕。

8.5
The Pledgors shall not hinder the Pledgee from exercising the right of pledge in accordance with this Agreement and shall give necessary assistance to enable the realization of Pledge.
质权人依照本协议行使质权时，出质人不得设置障碍，并应予以必要的协助，以使质权人实现其质权。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

9.	Assignment 转让

9.1	The Pledgors shall not assign or transfer its rights and obligations herein without prior written consent from the Pledgee.
除非经质权人事先书面明确同意，出质人无权向第三方转让其在本协议项下的任何权利和/或义务。
9.2
The Pledgee may assign any or all of its rights and obligations under the Principal Agreement to any third party specified by it at any time. In that case, the assignee shall enjoy and undertake the same rights and obligations of the Pledgee under this Agreement. When the Pledgee transfers or assigns the rights and obligations under the Pricipal Agreement, at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

质权人可以在任何时候将其在各协议项下的全部或任何权利和义务转让给其指定的任何第三方，在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务。质权人转让各协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。
9.3	In the event of change of Pledgee resulting from the transfer or assignment, the new parties to the pledge shall execute a new pledge agreement.
因转让所导致的质权人变更后，新质押双方应重新签订质押协议。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

10.	Miscellaneous 其他事项

10.1	This Agreement shall be executed in Four (4) original copies and each party hold one (1) original copy. Each original copy has the same legal effect. 本协议正本一式四(4)份，本协议之各方当事人各执一(1)份，每份具有同 等效力。
10.2	The execution, validity, interpretation, performance, amendment and termination of this Agreement are governed by the laws of PRC. 本协议的订立、生效、解释、履行、修改和终止均适用中国法律。
10.3
The parties shall strive to settle any dispute in connection with this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) day after the occurrence of dispute, such matters shall be submitted to China International Economic and Trade Arbitration Commission (the “CIETAC”). Arbitration shall take place in Beijing in accordance with the arbitration rule of CIETAC. The arbitration award shall be final and conclusive and binding upon the parties.
本协议项下发生的及与本协议有关的任何争议应由各方协商解决，如争议产生后三十(30)天内各方无法达成一致意见的，则该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

10.4
Any right, power or remedy granted to a party by one term of this agreement does not exclude the party from any right, power or remedy granted by other terms of this Agreement or by laws and regulations. And one party’s exercise of its right, power and remedy does not exclude the party from exercising other right, power and remedy.
本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

10.5
No failure or delay by any party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.
一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.6	Headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement. 本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。
10.7
Every article under this Agreement is independent and severable. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.
本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

10.8
Any amendment or supplement of this Agreement shall be in writing and duly executed by all parties herein. The amendment and supplement shall be a part of this Agreement and shall have the same legal effect as this Agreement.
本协议的任何修改、补充必须以书面形式进行，并由本协议各方适当签署后方能生效。修改后的协议及补充协议与本协议具有同等法律效力。

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

10.9	Without prior written approval of the other Parties, any party can not transfer, pledge or assign any right, benefit or obligation under this Agreement. 未经其他方事先书面同意，任何一方不得向任何第三方转让其于本协议下的任何权利及/或义务。
10.10	This agreement is binding to all the parties herein and their respective lawful successors and assignees. 本协议对各方的合法继受人均具有约束力。

[The blank is intently left.]
此处留白

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

The parties hereby sign as the following:
各方签署如下：

PARTY A:
甲方：

Tianjin Xunna Information Technology Ltd.（seal）
天津讯纳信息技术咨询有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）

PARTY B:
乙方：

Fu Jiaxing 富嘉兴
Signature（签署）：______________

Tian Honglin 田洪林
Signature（签署）：______________

PARTY C:
丙方：

Xunna Network Sci-Tech (Beijing) Co., Ltd.（seal）
讯纳网络科技（北京）有限公司（盖章）

Signature（签署）：______________
Legal Representative/Authorized Representative（法定代表人/授权代表）:

EXHIBIT 10.8

股权质押协议	Share Pledge Agreement

Appendix  Shareholder’s list of Party C
附件 丙方股东名册

Xunna Network Sci-Tech (Beijing) Co., Ltd. Shareholders’ list
[As of________]

讯纳网络科技（北京）有限公司
[截至 年___月___日]

Shareholder 股东姓名	Percentage 股权比例
Fu Jiaxing 富嘉兴	90%
Tian Honglin 田洪林	10%

Seal（盖章）：
Legal Representative（法定代表人）：
Date（日期）：